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                                                                   Exhibit 10.40

                               INKTOMI CORPORATION
                        CONDITIONAL WAIVER AND AMENDMENT

This CONDITIONAL WAIVER AND FIRST AMENDMENT TO DEFEASANCE DEPOSIT AGREEMENT (this "Agreement") dated as of August 13, 2002, is by and among INKTOMI CORPORATION, a Delaware corporation, as Lessee (the "Lessee"), WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity except as otherwise expressly provided herein, but solely as Owner Trustee of the Inktomi Trust 2000 and Lessor (the "Lessor"); WILMINGTON TRUST FSB, a federal savings bank, not in its individual capacity except as otherwise expressly provided herein, but solely as Co-Owner Trustee of the Inktomi Trust 2000 ("Co-Owner Trustee"); DEUTSCHE BANK AG, NEW YORK BRANCH, a duly licensed branch of Deutsche Bank AG, a German corporation, as an Investor (together with any permitted successors and assigns, each an "Investor" and collectively the "Investors"); DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCH, as a Lender (together with the other financial institutions as may from time to time become lenders, the "Lenders") under the Credit Agreement and as Agent for the Lenders (in such capacity, the "Agent"); and DEUTSCHE BANK SECURITIES INC. f/k/a DEUTSCHE BANC ALEX. BROWN INC., as Arranger (the "Arranger"). Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in Annex A to the Participation Agreement (as defined below).

                                    RECITALS:

        A. The Lessee, the Lessor, the Co-Owner Trustee, the Investors, the Lenders, the Agent and the Arranger are parties to that certain Participation Agreement, dated as of August 24, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Participation Agreement").

        B. The Lessee and the Lessor are parties to that certain Lease, dated as of August 24, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Lease").

        C. The Lessee, the Lessor, the Agent and the Investors are parties to that certain Defeasance Deposit Agreement, dated as of August 24, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Defeasance Deposit Agreement").

        D. Section 9.5(h) of the Participation Agreement contains a covenant of Lessee to maintain at all times a minimum Consolidated EBITDA and Lessee has notified the Agent that as of June 30, 2002, Lessee is in violation of the Minimum Consolidated EBITDA covenant.

        E. Section 12.7(c) of the Participation Agreement contains an agreement by the Lessee to indemnify each Indemnified Person for any loss or expense which such Indemnified Person may sustain or incur as a consequence of the making of a prepayment of Loans or Investor Contributions which are Eurodollar Loans or Eurodollar Investor Contributions on a day which is not the last day of an Interest Period.


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        F. Section 8 of the Defeasance Deposit Agreement contains a five (5) day notice requirement before the sale or disposition of any Collateral.

        G. Section 20.1 of the Lease contains a thirty (30) day notice requirement prior to the day that Lessee may exercise its Purchase Option thereunder.

        H. The parties desire to waive the breach of the Consolidated EBITDA covenant contained in Section 9.5(h) of the Participation Agreement and any resulting covenant or representation breaches related thereto through the second quarter of 2002, conditioned on Lessee's agreement to exercise its Purchase Option under the Lease on or prior to August 30, 2002.

        I. The parties desire to waive the requirement of Section 20.1 of the Lease providing thirty (30) day's notice for Lessee's exercise of its Purchase Option.

        J. The parties desire to waive until August 30, 2002, the Lessee's obligation to indemnify each Indemnified Person for any payments Lessee may make to prepay a Loan or Investor Contribution, in connection with Lessee's exercise of its Purchase Option as contemplated by this Agreement, that are made on a day which is not the last day of an Interest Period.

        K. The parties desire to amend Section 8 of the Defeasance Deposit Agreement to delete the five (5) day notice requirement for the sale or disposition of any Collateral.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

               1. Limited Waiver of Default. Subject to satisfaction of the conditions set forth in Section 6 below, the parties hereto agree to waive the requirement of Section 9.5(h) for the fiscal quarter ending June 30, 2002 on the condition that the Lessee terminate the Lease on or before August 30, 2002; provided, however, that the waiver of the requirement of Section 9.5(h) granted in this Section 1 shall be rescinded, null and void and of no further force and effect if Lessee has not exercised its Purchase Option on or prior to August 30, 2002. Lessee further agrees that failure to exercise its Purchase Option on or prior to August 30, 2002 shall constitute an election of the Purchase Option as described in Section 20.1 of the Lease, with the payment of the Purchase Option Price to occur by offset against the Collateral (including the Defeasance Deposit Collateral, as such terms are defined in the Defeasance Deposit Agreement) on August 30, 2002, and that Lessee's agreement in this sentence shall constitute a direction to Collateral Agent and to Defeasance Deposit Depositary Bank (as such terms are defined in the Defeasance Deposit Agreement) to transfer into Collateral Agent's own name, for the benefit of the Participants, an amount of Collateral (including the Defeasance Deposit Collateral, as such terms are defined in the Defeasance Deposit Agreement) necessary to pay the Purchase Option Price. Lessee further agrees that the parties hereto are under no obligation, express or implied to provide any additional waiver or forbearance.


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               2. Waiver of Thirty (30) Day Notice Requirement. Subject to
        satisfaction of the conditions set forth in Section 6 below, the parties hereto agree to waive Lessee's compliance with the provisions of Section
        20.1 of the Lease requiring delivery of a written notice of Lessee's intention to purchase the Property pursuant to the Purchase Option thirty (30) days prior to the actual purchase date; provided, however, that the Lessor and Lessee shall be afforded a reasonable period of time to provide the supporting transfer documentation and to satisfy the customary closing requirements of others involved in closing the sale and purchase of the Property (including without limitation, title insurers and escrow agents), but in no event shall the period of time provided to transfer the Property extend beyond August 30, 2002.

               3. Waiver of Eurodollar Break Cost. Subject to satisfaction of the conditions set forth in Section 6 below, the parties hereto agree to waive until August 30, 2002, Lessee's compliance with the provisions of
        Section 12.7(c) of the Participation Agreement requiring Lessee to indemnify each Indemnified Person for any payments Lessee may make to prepay a Loan or Investor Contribution made (i) in connection with Lessee's requirement to terminate the Lease as described in Section 1 above, and (ii) on a day which is not the last day of an Interest Period.

               4. Amendment to the Defeasance Deposit Agreement. Subject to the satisfaction of the conditions set forth in Section 6 below, the Defeasance Deposit Agreement is hereby amended as follows:

                The last paragraph in Section 8 of the Defeasance Deposit Agreement is hereby amended by deleting the same in its entirety and replacing it with the following:

                Collateral Agent shall distribute the proceeds of all Collateral received by Collateral Agent after the occurrence of a Lease Event of Default or default or breach hereunder to Lessor, the Participants and Agent for application to the Obligations owed to such Persons pursuant to the Participation Agreement, the Lease and the other Operative Documents. If any proceeds of Collateral remain after all Obligations have been paid in full, Collateral Agent and Defeasance Deposit Depositary Bank shall deliver the same to Lessee or other Person entitled thereto. Unless otherwise required by Law, in any case where notice of any sale or disposition of any Collateral is required, Lessee hereby agrees that no notice of such sale or disposition is required.

               5. Representation and Warranties. The Lessee hereby represents and warrants to the Agent, the Lessor, the Lender and the Investor that the following are true and correct on the date of this Agreement and that, after giving effect to the waivers set forth in Sections 1, 2 and 3 and the amendment in Section 4 above, the following will be true and correct on the Effective Date (as defined below):

                       (a) The representations and warranties of the Lessee set
               forth in Section 7.3 of the Participation Agreement are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as


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               of a specified date, which shall be true and correct in all material respects as of such date);

                       (b) No Default or Event of Default has occurred and is
               continuing; and

                       (c) Each of the Operative Agreements to which the Lessee
               is a party is in full force and effect as to such Person.

               6. Effective Date. The waivers effected by Sections 1, 2 and 3 and the amendment in Section 4 shall become effective as of the date of this Agreement (the "Effective Date"), subject to receipt by McGuireWoods LLP, counsel to the Agent, of (a) a copy of this Agreement duly executed by the Lessee, the Owner Trustee, the Co-Owner Trustee, the Agent and the Required Participants, and (b) a letter of direction (a signed copy of which is attached hereto as Exhibit A) to Defeasance Deposit Depositary Bank directing Defeasance Deposit Depositary Bank under the Control Agreement to transfer an amount of Collateral (including Defeasance Deposit Collateral, as such terms are defined in the Defeasance Deposit Agreement) equal to the Purchase Option Price on August 30, 2002 upon the direction of Collateral Agent (as such term is defined in the Defeasance Deposit Agreement) unless directed prior to such date to apply such amount in connection with the Lessee's exercise of the Purchase Option.

               7. Miscellaneous.

                       (a) Except as specifically waived or amended above, the
               Participation Agreement, the Lease and the Defeasance Deposit Agreement and each of the Annex, Schedules and Exhibits thereto shall remain in full force and effect, and the Participation Agreement, the Lease and the Defeasance Deposit Agreement are hereby ratified and confirmed in all respects.

                       (b) Section headings in this Agreement are included
               herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                       (c) This Agreement may be executed in any number of
               separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

               GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                            [Signature Pages Follow]


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        IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

                                 INKTOMI CORPORATION,
                                 as Lessee

                                 By:     /s/ Randy Gottfried
                                    --------------------------------
                                 Name:   Randy Gottfried
                                      ------------------------------
                                 Title:  CFO
                                       -----------------------------


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                                 WILMINGTON TRUST COMPANY, not in its
                                 individual capacity but solely as Owner
                                 Trustee and Lessor


                                 By:     /s/ Michael G. Offer, Jr.
                                    --------------------------------
                                 Name:   Michael G. Offer, Jr.
                                      ------------------------------
                                 Title:  Senior Financial Services Officer
                                       -----------------------------


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                                 WILMINGTON TRUST FSB, not in its individual
                                 capacity but solely as Co-Owner Trustee


                                 By:     /s/ Donald G.   M[illegible]
                                    --------------------------------
                                 Name:   Donald G. M[illegible]
                                      ------------------------------
                                 Title:  Authorized Signer
                                       -----------------------------


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                                 DEUTSCHE BANK AG, NEW YORK BRANCH, as
                                 Investor

                                 By:     /s/ Karen Keane
                                    --------------------------------
                                 Name:   Karen Keane
                                      ------------------------------
                                 Title:  Director
                                       -----------------------------


                                 By:     /s/ David G. Dickinson, Jr.
                                    --------------------------------
                                 Name:   David G. Dickinson, Jr.
                                      ------------------------------
                                 Title:  Vice President
                                       -----------------------------


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                                 DEUTSCHE BANK AG, NEW YORK
                                 AND/OR CAYMAN ISLANDS BRANCH,
                                 as a Lender and as Agent for
                                 the Lenders

                                 By:     /s/ Karen Keane
                                    --------------------------------
                                 Name:   Karen Keane
                                      ------------------------------
                                 Title:  Director
                                       -----------------------------

                                 By:     /s/ David G. Dickinson, Jr.
                                    --------------------------------
                                 Name:   David G. Dickinson, Jr.
                                      ------------------------------
                                 Title:  Vice President
                                       -----------------------------


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                                 DEUTSCHE BANK SECURITIES INC. f/k/a
                                 DEUTSCHE BANC ALEX. BROWN INC., as Arranger


                                 By:     /s/ Robert Manto[illegible]
                                    --------------------------------
                                 Name:   Robert Manto[illegible]
                                      ------------------------------
                                 Title:  MD
                                       -----------------------------


                                 By:     /s/ Gennaro R. D'Agostino
                                    --------------------------------
                                 Name:   Gennaro R. D'Agostino
                                      ------------------------------
                                 Title:  Vice President
                                       -----------------------------


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